UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) November 17, 2011

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

          N8 W22577 Johnson Drive, Waukesha, Wisconsin  53186
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (262) 522-8509


        6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On November 17, 2011, in response to the International Centre for Settlement of Investment Disputes' ("ICSID") request for an advance of U.S. $150,000.00 as a deposit against the cost of the annulment proceedings in the case between the Company and the Republic of El Salvador, the Company's attorneys, Machulak, Robertson & Sodos, S.C. submitted a letter to the Secretary at ICSID for distribution to the Ad Hoc Committee members. Copies of the correspondence sent to ICSID are attached to this Form 8-K as Exhibits 99.1 and 99.2.

For additional information about the Company's claims against the Government of El Salvador, reference is made to the Company's 8-Ks that were filed with the Securities and Exchange Commission on March 18, 2009, July 2, 2009, July 2, 2010, August 19, 2010, September 17, 2010, March
15, 2011 and July 14, 2011.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     Number                    Description
     ------                    -----------

     99.1                      Letter from Machulak, Robertson &
                               Sodos, S.C. to the Secretary of the
                               Ad Hoc Committee at ICSID dated November
                               17, 2011.

     99.2                      Letter from Machulak, Robertson &
                               Sodos, S.C. to the Ministries in the
                               Republic of El Salvador dated March
                               31, 2011, as is referenced
                               in Exhibit 99.1.



FORWARD-LOOKING STATEMENTS

Certain statements in this release, and other written or oral statements made by the Company, including the use of the words "expect," "anticipate," "estimate," "project," "forecast," "outlook," "target," "objective," "plan," "goal," "pursue," "on track," and similar expressions, are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements of the Company to be different from those expressed or implied. The Company assumes no obligation and does not intend to update these forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: competitive and general economic conditions, adverse effects of litigation, the timely development and acceptance of services, significant changes in the competitive environment, the failure to generate or the loss of significant numbers of customers, the loss of senior management, increased government regulation or the Company's failure to integrate its acquired companies to achieve the synergies and efficiencies described in the "Management's Discussion and Analysis" section of the Company's Form 10-K and other reports and filings with the Securities and Exchange Commission (SEC), which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMERCE GROUP CORP.
                                  (Registrant)

                                  /s/ Edward A. Machulak
Date:  November 18, 2011         _______________________________________
                                 By:  Edward A. Machulak, President


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